Filed pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy BP Energy Transition Fund
Investor Class HNRGX | Institutional Class HNRIX

Hennessy BP Midstream Fund
Investor Class HMSFX | Institutional Class HMSIX

November 1, 2021

Supplement to the Statutory Prospectus dated March 1, 2021

Effective as of November 1, 2021, Toby Loftin is no longer a Portfolio Manager of the Hennessy BP Energy Transition Fund or the Hennessy BP Midstream Fund. Effective as of the same date, Kevin Gallagher has been added as a Portfolio Manager of the Hennessy BP Energy Transition Fund and the Hennessy BP Midstream Fund.

As a result, the “Portfolio Managers” section for each of the Hennessy BP Energy Transition Fund and the Hennessy BP Midstream Fund is replaced in its entirety as follows:

Portfolio Managers

Benton Cook, CFA, and Kevin Gallagher, CFA, are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Cook has served as a Portfolio Manager of the Fund since September 2019. Mr. Gallagher has served as a Portfolio Manager of the Fund since November 2021 and previously served as a Midstream Specialist from the time he joined BP Capital in February 2020 until October 2021.

In addition, in the section “Portfolio Managers Employed by Sub‑Advisors” under the heading “Management of the Funds,” the paragraph titled “Toby Loftin” is deleted in its entirety and a new paragraph titled “Kevin Gallagher” is added as follows immediately after the paragraph titled “Benton Cook”:

Kevin Gallagher, CFA, has served as a Portfolio Manager of the Fund since November 2021 and previously served as a Midstream Specialist from the time he joined BP Capital in February 2020 until October 2021. Prior to joining BP Capital, Mr. Gallagher was a Portfolio Manager with Cushing Asset Management, LP from November 2006 through December 2019.

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